UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 24, 2005 (January 20, 2005)

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

Item 1.01. Entry into a Material Definitive Agreement

               On January 20, 2005, Intergraph Corporation entered into a settlement agreement with Hewlett-Packard Company ("HP") resolving all pending patent litigation with HP, including the Company's OEM Clipper case. Under the terms of the settlement, HP is required to pay Intergraph $141 million within 5 business days of execution of the settlement agreement. The terms of the settlement also provide for the dismissal of all pending legal actions between Intergraph and HP, as well as a cross-license to the other party's patent portfolio.

Item 9.01. Financial Statements and Exhibits

Exhibits

               10.1 Settlement Agreement and Cross-License Between Intergraph and HP

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    INTERGRAPH CORPORATION

                                                                                    By:  /s/ Larry J. Laster

                                                                  Name:  Larry J. Laster
                                                                  Title:    Executive Vice President
                                                                                                       and Chief Financial Officer

Date:            January 24, 2005